Exhibit 99.2

Helping Clients and Candidates

Win for Over Six Decades

2009 October 21
MANPOWER INC.
2009 3rd Quarter Results

 This presentation includes forward-looking
 statements which are subject to risks and
 uncertainties. Actual results might differ
 materially from those projected in the forward-
 looking statements. Additional information
 concerning factors that could cause actual
 results to materially differ from those in the
 forward-looking statements is contained in the
 Company’s Annual Report on Form 10-K
 dated December 31, 2008, which information
 is incorporated herein by reference, and such
 other factors as may be described from time
 to time in the Company’s SEC filings.
Forward-Looking Statement

(1) Excludes non-recurring items for 2009 and 2008 as set forth on page 15.
 N/A
26%
22% CC
90 bps
Operating Profit ($19M)
OP Margin - 0.5%
Revenue $4.2B
Gross Margin 16.9%
EPS ($.64)
120 bps
 N/A
N/A
N/A
Q3 Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
As
Reported
80% CC
26%
22% CC
120 bps
230 bps
 82%
77%
76% CC
Excluding
Non-recurring
Items
(1)
Consolidated Financial Highlights

19%
18%
17%
16%
15%
18.1%
- 1.3%
- 0.7%
+ 0.7%
+ 0.1%
16.9%
Q3 2008
Temporary Recruitment
Permanent Recruitment
Specialty Business
Other
Q3 2009

Manpower

Consolidated Gross Margin Change

14% CC
Q3 Financial Highlights
20%
OUP Margin
0.7%
160 bps
Revenue
$653M
OUP
$5M
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(2)
(1) Included in these amounts is the US, which had revenue of $410M (-21%) and OUP of $(1M).
(2) The results above include the impact of acquisitions. On an organic basis, Americas revenue decreased
 21% in USD (16% in CC).
(2)
(1)
69% CC
76%
(2)
(2)
Americas Segment
(16% of Revenue)

US
-21%
-21%
Mexico
-18%
6%
Argentina
-31%
-14%
Other
-9%
-3%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
63%
13%
6%
 18%
(1)
(1) On an organic basis, US revenue decreased 24% in USD.
Americas - Q3 Revenue Growth YoY

Q3 Financial Highlights
OUP Margin
0.8%
Revenue
$1.3B
OUP
$11M
31%
27% CC
270 bps
84%
83% CC
France Segment
(31% of Revenue)

Q3 Financial Highlights
OUP Margin
1.6%
Revenue
$1.6B
OUP
$26M
31%
24% CC
290 bps
(1) Included in these amounts is Italy, which had revenue of $231M (-39% in USD, -35% in CC) and OUP of
 $9M (-70% in USD, -68% in CC).
76%
74% CC
(1)
EMEA Segment
(39% of Revenue)

Italy
-39%
-35%
Nordics
-36%
-28%
Elan
-37%
-28%
UK - Manpower
-28%
-17%
Netherlands
-24%
-20%
Germany
-33%
-30%
Belgium
-26%
-22%
Other
-20%
-11%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
14%
14%
13%
11%
 9%

6%
 24%
9%
EMEA - Q3 Revenue Growth YoY

Q3 Financial Highlights
OUP Margin
0.9%
Revenue
$428M
OUP
$4M
6%
10% CC
90 bps
51%
61% CC
Asia Pacific Segment
(10% of Revenue)

Japan
-3%
-15%
Australia/NZ
-17%
-12%
Other
-2%
4%

Manpower

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
58%
20%
22%
Asia Pacific - Q3 Revenue Growth YoY

181%
176% CC
Q3 Financial Highlights
OUP Margin
15.6%
Revenue
$136M
OUP
$21M
25%
29% CC
860 bps
Right Management Segment
(3% of Revenue)

Jefferson Wells Segment
(1% of Revenue)
Q3 Financial Highlights
OUP Margin
- 1.2%
Revenue
$48M
OUP
$(1M)
90 bps
35%
N/A

Financial Highlights

2009				2008
	Goodwill/ Intangible Impairment Charge	Loss on Sale of Equity Investment	Swap Extinguishment	Total	Goodwill/ Intangible Impairment Charge
S&A expenses	$ 61.0	$ -	$ -	$ 61.0	$ 163.1
Operating profit	(61.0)	-	-	(61.0)	(163.1)
Interest expense	-	-	(7.5)	(7.5)	-
Other expense	-	(10.3)	-	(10.3)	-
Pretax earnings	(61.0)	(10.3)	(7.5)	(78.8)	(163.1)
Net earnings	(61.0)	(5.3)	(4.6)	(70.9)	(154.6)
Net earnings per share - diluted	$ (0.78)	$ (0.06)	$ (0.06)	$ (0.90)	$ (1.97)

Manpower

($ in millions, except per share amounts)
Q3 Non-recurring Items

Other
(2)
Change in Cash
327
94
(12)
2009
2008
Cash from Operations
412
449
Capital Expenditures
(27)
(71)
 Free Cash Flow
385
378
Share Repurchases
-
(125)
Change in Debt
(21)
87
($ in millions)
Effect of Exchange Rate Changes
54
(10)
Acquisitions of Businesses,
 net of cash acquired
(224)
(89)
Cash Flow Summary - Nine Months

1,000
800
600
400
200
0
-200
-400
735
280
823
135
915
377
953
79
854
-147
874
-233
909
-292
2005
2006
2007
2008
Q1
Q2
Q3
2009
30%
20%
10%
0%
26%
25%
26%
28%
26%
26%
26%
2005
2006
2007
2008
Q1
Q2
Q3

Manpower

Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt
2009
(a) On October 16, 2009, we elected to repay the €100M ($146M) borrowing under the revolving credit agreement. If the repayment had been made on September 30, 2009, debt would have been $763M and
 Total Debt to Total Capitalization would have been 23%.
(a)
(a)
Balance Sheet Highlights

(a)
(a)
Effective October 16, 2009, we amended our Revolving Credit Agreement. The amendment reduces the size of the facility from $625M to
$400M and revises covenant levels and pricing. The amended agreement requires, as of September 30, that we comply with a Debt-to-
EBITDA ratio of less than 3.25 to 1 and a fixed charge coverage ratio of greater than 1.50 to 1. As defined in the agreement, we had a Debt-to
-EBITDA ratio of 2.83 and a fixed charge coverage ratio of 1.95 as of September 30, 2009.
On October 16, 2009, we elected to repay the €100M ($146M) borrowing under the agreement and terminated the related interest rate swaps.
There are currently no outstanding borrowings under the agreement.
Interest
Rate
Maturity
Date
Total
Outstanding
Remaining
Available
Euro Notes:
- Euro 200M
4.86%
June 2013

-
- Euro 300M
4.58%
June 2012

-
Revolving Credit Agreement
6.21%
Nov 2012
146

382
Uncommitted lines and Other
Various
Various
31
Total Debt
909

Credit Facilities as of September 30, 2009
($ in millions)

Revenue
Americas
Down 10-13%
France
Down 9-11%
(Down 19-21% CC)
Down 1-3%
Asia Pacific
(Down 8-10% CC)
Jefferson Wells
Right Management
 Up 5-7%
(Up 1-3% CC)
 Down 9-11%
(Down 16-18% CC)
Total
Gross Profit Margin
17.4-17.6%
Operating Profit Margin
0.9-1.1%
Tax Rate
39%
EPS (excluding non-recurring items)
$0.17-$0.27
(Pos. $.03 Currency)
 Down 30-32%
EMEA
(Down 19-21% CC)
Down 11-13%
(Down 9-11% CC)
Fourth Quarter Outlook

Questions?
Answers
October 21, 2009
Manpower Inc.
2009 3rd Quarter Results